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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2003

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


                   Wisconsin                      39-0971239
          (State of Incorporation)    (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)





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Item 5.  Other Events

On February 20, 2003, Brady Corporation issued a press release announcing the election of Frank M. Jaehnert as President and Chief Executive Officer, and Katherine M. Hudson as Chairman of the Board, effective April 1, 2003. A copy of the press release is attached as Exhibit 99.1.


Item 7.  Exhibits

99.1     Press Release of Brady Corporation, dated February 20, 2003.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BRADY CORPORATION



Date: February 21, 2003               /s/ Katherine M. Hudson
                                      -----------------------------------
                                      Katherine M. Hudson
                                      President & Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release of Brady Corporation, dated February 20, 2003.

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